UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K
________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 27, 2019 (September 24, 2019)

CUMBERLAND PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 West End Avenue, Suite 950, Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

(615) 255-0068
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of exchanged on which registered
Common stock, no par value	CPIX	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On September 24, 2019, Cumberland announced U.S. Food and Drug Administration ("FDA") Orphan Drug Grant funding for a new Phase II clinical program. The Company has initiated the clinical development of ifetroban for the treatment of cardiomyopathy associated with Duchenne Muscular Dystrophy (DMD). Based on pre-clinical findings, the FDA has cleared Cumberland’s application to study ifetroban in DMD patients, 7 years of age and older. In addition, Cumberland has been awarded just over $1 million in funding from the FDA through their Orphan Drug Grant program to support this Phase II DMD clinical study. It’s the first DMD clinical study approved for FDA Orphan Product Development funding.

DMD is a rare, fatal, genetic neuromuscular disease and is characterized by the progressive loss of muscle which results in deterioration of the skeletal, heart and lung muscles. This deterioration leads to loss of movement and wheelchair dependency. Heart muscle disease is now the leading cause of death in patients with DMD. There is currently no universally effective treatment for the cardiomyopathy associated with DMD, and it remains an unmet need.

Ifetroban is a selective and potent thromboxane-prostanoid receptor (TPr) antagonist. Preclinical work on this molecule demonstrated that blocking TPr with ifetroban improves cardiac survival while increasing cardiac output in multiple animal models. These encouraging findings compelled Cumberland to develop a clinical program to evaluate ifetroban for the treatment of DMD cardiomyopathy.

A copy of the press release is furnished as Exhibit 99.1.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

Dated: September 27, 2019	By:	/s/ Michael Bonner
Michael Bonner
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated September 24, 2019